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                                                                       EXHIBIT 1

                      AMERICAN GENERAL FINANCE CORPORATION

                                 DEBT SECURITIES
                             UNDERWRITING AGREEMENT

                                                                    [  ], 20[  ]

To the Representatives Named
in Schedule I hereto of the
Underwriters named in Schedule II hereto

Ladies and Gentlemen:

      1. INTRODUCTORY. American General Finance Corporation, an Indiana corporation (the "COMPANY"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "UNDERWRITERS"), for whom you are acting as representatives (the "Representatives"), its debt securities (the "OFFERED DEBT SECURITIES") identified in Schedule I hereto, to be issued under the indenture specified in Schedule I hereto (the "INDENTURE") between the Company and the Trustee identified in such Schedule (the "Trustee"). In the absence of Representatives, any reference herein to the "Representatives" shall be deemed to be a reference to the "Underwriters".

      The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "SECURITIES ACT"), a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3 relating to certain of its debt securities (the "SHELF SECURITIES"), including the Offered Debt Securities (the "INITIAL REGISTRATION Statement"). The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act (and at such time as may be required by Rule 430A(a)(3) under the Securities Act) a prospectus supplement specifically relating to the Offered Debt Securities. The various parts of the Initial Registration Statement and any post-effective amendment thereto, including all exhibits thereto, the documents incorporated by reference in the prospectus contained therein and any information deemed by virtue of Rule 430A or Rule 430B under the Securities Act to be part of the registration statement at the applicable time of effectiveness or deemed effectiveness, but excluding the Form T-1 (as defined below), each as amended at the time such part of the Initial Registration Statement became or hereafter is deemed to become effective or such part of any post-effective amendment thereto became or hereafter becomes effective are hereinafter collectively referred to as the "REGISTRATION STATEMENT". The related prospectus covering the Shelf Securities, dated [ ], 20[ ], in the form included in the Registration Statement on the date hereof is hereinafter referred to as the "BASIC PROSPECTUS". The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Offered Debt Securities in the form first used to confirm sales of the Offered Debt Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities
Act) is hereinafter referred to as the "PROSPECTUS", and the term "PRELIMINARY PROSPECTUS" means any preliminary form of the Prospectus. For purposes of this Agreement, "APPLICABLE TIME" shall mean [ ]:[ ] [a/p]m (Eastern Time) on [ ], 20[ ] or such other time as agreed by the Company and the Representatives, "FREE WRITING PROSPECTUS" has the meaning set forth in Rule 405 under the Securities Act and "TIME OF SALE PROSPECTUS" means the Basic Prospectus, as amended and supplemented as of the Applicable Time, [including, without limitation, by the preliminary prospectus,] together with the free writing prospectuses, if any, and other information, if any, identified in Schedule I hereto. Any reference in this Agreement to the Basic Prospectus, any preliminary prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "EXCHANGE ACT") on or before the date of the Basic Prospectus, such preliminary prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be; any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to
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Section 13(a) or 15(d) of the Exchange Act after the initial effective date of the Initial Registration Statement that is incorporated by reference in the prospectus contained in the Registration Statement; and any reference to "amend", "amendment" or "supplement" with respect to the Basic Prospectus, any preliminary prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of the Basic Prospectus, such preliminary prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

      2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters that:

            (a) The Initial Registration Statement has become effective; no stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. The Company is a "well-known seasoned issuer" as defined in Rule 405 under the Securities Act eligible to use the Registration Statement as an automatic shelf registration statement, and the Company has not received notice that the Commission objects to use of the Registration Statement as an automatic shelf registration statement.

            (b) (i) The Registration Statement (as amended) and the Prospectus (as amended or supplemented) conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "TRUST INDENTURE ACT"), and did not and will not, as of the applicable effective date, the date any Annual Report on Form 10-K of the Company has been filed with the Commission after such effective date (and before the Closing Date referred to in Section 3), the date of this Agreement and the Closing Date as to the Registration Statement and any amendment thereto, and as of its date, the date of this Agreement and the Closing Date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or, in the case of the Registration Statement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus, omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and (ii) the Time of Sale Prospectus does not, as of the Applicable Time, and at the Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties in this
Section 2(b) shall not apply to

                  (1) that part of the Registration Statement which constitutes the Statement of Eligibility ("FORM T-1") under the Trust Indenture Act of the Trustee,

                  (2) statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter provided in writing to the Company by or through the Representatives expressly for use therein, or

                  (3) any statement which does not constitute part of the Registration Statement, the Time of Sale Prospectus or the Prospectus pursuant to Rule 412 under the Securities Act.

            (c) The documents incorporated by reference in the Time of Sale Prospectus or in the Prospectus when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference and constituting an amendment or supplement thereto, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not


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contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter provided in writing to the Company by or through the Representatives expressly for use therein or to any statement in any such document which does not constitute part of the Time of Sale Prospectus or Prospectus pursuant to Rule 412 under the Securities Act.

            (d) The Company was not, or will not be, as the case may be, an "ineligible issuer", as defined in Rule 405 under the Securities Act, on the eligibility determination date for the offering of the Offered Debt Securities, as determined pursuant to Rule 164 under the Securities Act. The Company has not prepared, used or referred to any free writing prospectus, except for the free writing prospectuses, if any, identified in Schedule I hereto and any additional free writing prospectuses (including electronic road shows) previously or hereafter furnished by the Company to the Representatives for approval prior to use (such approval not to be unreasonably withheld). Any free writing prospectus that the Company has or hereafter uses in connection with the offering of the Offered Debt Securities has complied and will comply with the filing and other requirements of Rules 164 and 433 applicable to any such free writing prospectus.

            (e) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana, and has full corporate power and authority to own its properties and to conduct its business as described in the Time of Sale Prospectus.

            (f) The Offered Debt Securities have been duly authorized and when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and any Contract Offered Debt Securities (as defined in Section 3), when executed, authenticated, issued and delivered in the manner provided in the Indenture and sold pursuant to Delayed Delivery Contracts (as defined in Section 3), will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (g) The Indenture has been duly authorized, executed and delivered, and has been, or upon effectiveness of the Registration Statement will be, duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Offered Debt Securities and the Indenture will conform in all material respects to the descriptions thereof in the Time of Sale Prospectus and the Prospectus as amended or supplemented.

            (h) The issue and sale of the Offered Debt Securities and the compliance by the Company with all of the provisions of the Offered Debt Securities, the Indenture, this Agreement and any Delayed Delivery Contract, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, or result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except, in each case, for such conflicts, breaches, defaults and violations that would not have a material adverse effect on the business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT") or affect the validity of the Offered Debt Securities, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or the Amended and Restated By-Laws of the Company; and no


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consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required by the Company for the issue and sale of the Offered Debt Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Delayed Delivery Contract or the Indenture, except for such consents, approvals, authorizations, orders, registrations or qualifications which, if not obtained or made, would not have a Material Adverse Effect or affect the validity of the Offered Debt Securities, and such consents, approvals, authorizations, orders, registrations or qualifications as have been, prior to the date of this Agreement, obtained under the Securities Act or the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or "Blue Sky" or insurance laws in connection with the purchase and distribution of the Offered Debt Securities by the Underwriters.

            (i) There is no action, suit or proceeding pending or, to the knowledge of the executive officers of the Company, threatened against the Company or any of its subsidiaries, which has, or may reasonably be expected in the future to have, a Material Adverse Effect, except as set forth or contemplated in the Time of Sale Prospectus and the Prospectus.

            (j) Since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Prospectus, there has not been any material change in the capital stock or any material increase in the consolidated long-term debt of the Company or any material adverse change in or affecting the consolidated financial position, shareholders' equity or results of operations of the Company and its consolidated subsidiaries (a "MATERIAL ADVERSE CHANGE") otherwise than as set forth or contemplated in such Time of Sale Prospectus.

      3. PURCHASE, OFFERING AND DELIVERY. The Company agrees to issue and sell the Offered Debt Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Offered Debt Securities set forth opposite such Underwriter's name in Schedule II hereto at the purchase price set forth in Schedule I hereto.

      Payment for the Offered Debt Securities shall be made to the Company by wire transfer of immediately available funds on the date and at the time and place set forth in Schedule I hereto (or at such time and on the same or such other date, not later than the third Business Day thereafter, as the Representatives and the Company may agree in writing). Such payment will be made upon delivery to, or to the Representatives for the respective accounts of, such Underwriters of the Offered Debt Securities registered in such names and in such denominations as the Representatives shall request not less than two full Business Days prior to the date of delivery. As used herein, the term "BUSINESS DAY" means any day other than a day on which banks are permitted or required to be closed in New York City. The time and date of such payment and delivery with respect to the Offered Debt Securities are referred to herein as the Closing Date. The certificates, if any, for the Offered Debt Securities will be made available for inspection and packaging by the Representatives by 1:00 P.M. on the Business Day prior to the Closing Date at such place in New York City as the Representatives and the Company shall agree.

      If the Time of Sale Prospectus provides for sales of Offered Debt Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Offered Debt Securities pursuant to delayed delivery contracts substantially in the form of Schedule III attached hereto ("DELAYED DELIVERY CONTRACTS") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors of the types set forth in the Time of Sale Prospectus. On the Closing Date, the Company will pay the Representatives as compensation, for the accounts of the Underwriters, the fee set forth in Schedule I in respect of the principal amount of Offered Debt Securities covered by Delayed Delivery Contracts (the "CONTRACT OFFERED DEBT SECURITIES") by wire transfer of immediately available funds to a bank account specified by the Representatives. The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Offered Debt Securities shall be deducted from the total Offered Debt Securities to which Schedule II pertains and the balance shall be "Underwriters' Offered Debt Securities"; and the aggregate principal


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amount of Offered Debt Securities to be purchased by each Underwriter shall be reduced commensurately so that the principal amount of Offered Debt Securities (rounded to the nearest $1,000 principal amount) set forth opposite each Underwriter's name in such Schedule II is in the same proportion to the total Underwriters' Offered Debt Securities as the unreduced amounts of each such Underwriter bear to the total Offered Debt Securities including Contract Offered Debt Securities. Such reductions shall be revised to the extent the Representatives determine such reductions should be otherwise and so advise the Company.

      4. OFFERING BY UNDERWRITERS.

            (a) It is understood that the several Underwriters propose to offer the Offered Debt Securities for sale to the public as set forth in the Time of Sale Prospectus.

            (b) The Underwriters represent and covenant that any offer or sale of the Offered Debt Securities through an electronic medium has been and will be made in compliance with the Securities Act.

            (c) Without the prior written consent of the Company, each of the several Underwriters represents and agrees with the Company that it will not distribute to any person a free writing prospectus, whether or not required to be filed with the Commission, other than an "issuer free writing prospectus", as such term is defined in Rule 433(h) under the Securities Act.

            [(d) In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "RELEVANT MEMBER STATE"), each of the several Underwriters represents and agrees with the Company that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "RELEVANT IMPLEMENTATION DATE") it has not made and will not make an offer of Offered Debt Securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Offered Debt Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Offered Debt Securities to the public in that Relevant Member State at any time:

                  (i) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

                  (ii) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than E43,000,000 and (3) an annual net turnover of more than E50,000,000, as shown in its last annual or consolidated accounts; or

                  (iii) in any other circumstances which do not require the publication by the Company of a prospectus pursuant to Article 3 of the Prospectus Directive.

For purposes of this provision, the expression an "offer of Offered Debt Securities to the public" in relation to any Offered Debt Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Offered Debt Securities so as to enable an investor to decide to purchase or subscribe the Offered Debt Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the term "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.](1)

            [(e)] Each of the several Underwriters represents and agrees with the Company that it will comply with or observe any [other] restrictions or limitations set forth in the Prospectus on persons to

----------
(1) This subsection to be deleted if the minimum Authorized Denomination of the Offered Debt Securities is equal to or in excess of E50,000 (or equivalent).


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whom, or the jurisdictions in which, or the manner in which, the Offered Debt
Securities may be offered, sold, resold or delivered.

      5. COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

            (a) The Company will advise the Representatives promptly of any proposal to amend or supplement the Registration Statement, the Time of Sale Prospectus or the Prospectus and prior to the completion of the distribution of the Offered Debt Securities provide the Representatives with a reasonable opportunity to review such proposed amendment or supplement prior to any filing thereof (other than any filing required to be made pursuant to the Exchange Act) and will not make any such amendment or supplement between the date hereof and the Closing Date which shall be reasonably disapproved by the Representatives promptly after reasonable notice thereof; prior to the completion of the distribution of the Offered Debt Securities, the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Time of Sale Prospectus, the Prospectus or any amended Time of Sale Prospectus or Prospectus has been filed with, or transmitted for filing to, the Commission (other than any filing required to be made pursuant to the Exchange Act ), of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Offered Debt Securities, of the suspension of the qualification of the Offered Debt Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, the Company will use promptly its best efforts to obtain its withdrawal; the Company will furnish to the Representatives, prior to any use thereof, a copy of each free writing prospectus prepared by or on behalf of the Company or proposed to be used or referred to by the Company, and the Company will not use or refer to any free writing prospectus which shall be reasonably disapproved by the Representatives promptly after reasonable notice thereof.

            (b) If at any time when a prospectus relating to any Offered Debt Securities (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act any event occurs as a result of which the Time of Sale Prospectus, as then amended or supplemented, or the Prospectus, as then amended or supplemented, as the case may be, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered, not misleading, or if it is necessary at any time to amend or supplement the Registration Statement, the Time of Sale Prospectus or the Prospectus to comply with the Securities Act or the Trust Indenture Act or to ensure that the information included in the Time of Sale Prospectus then being used to solicit offers to purchase Offered Debt Securities does not conflict with the information contained in the Registration Statement, the Company promptly will prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement, the Time of Sale Prospectus or the Prospectus, as the case may be, that will correct such statement or omission or conflict or effect such compliance. The expense of complying with the requirements of this Section 5(b) shall be borne

                  (i) during the period of six months after the first date of the public offering of the Offered Debt Securities, by the Company, and

                  (ii) after the expiration of such six-month period, by those Underwriters on whose behalf the Representatives may request copies of the Prospectus or of an amendment or amendments of or a supplement or supplements to the Prospectus.

            (c) The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings


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statement or statements of the Company and its subsidiaries (which need not be audited) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

            (d) The Company will furnish to the Representatives copies of the Registration Statement (one of which will include all exhibits), each related preliminary prospectus, the Time of Sale Prospectus, the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representatives reasonably request.

            (e) The Company will arrange for the qualification of the Offered Debt Securities for offering and sale and the determination of their eligibility for investment under the applicable securities and insurance laws of such jurisdictions as the Representatives reasonably designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

            (f) The Company will pay or cause to be paid the following:

                  (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Offered Debt Securities under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus (including each component thereof) and the Prospectus and amendments and supplements to any of the foregoing and the mailing and delivering of copies thereof to the Underwriters and dealers;

                  (ii) the cost of printing, word processing or reproducing this Agreement, the Indenture, any Delayed Delivery Contracts, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Offered Debt Securities;

                  (iii) all expenses in connection with the qualification of the Offered Debt Securities for offering and sale under state securities or insurance laws as provided in Section 5(e) hereof, including fees and disbursements of the Representatives' counsel in connection with such qualification and in connection with any Blue Sky and Legal Investment Memoranda;

                  (iv) any fees charged by securities rating services for rating the Offered Debt Securities;

                  (v) any filing fees incident to any required review by the Corporate Financing Department of NASD Regulation, Inc. (NASDR) of the terms of the sale of the Offered Debt Securities;

                  (vi) the cost of preparing the Offered Debt Securities, including any fees and expenses relating to the use of book-entry securities;

                  (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with the Indenture and the Offered Debt Securities; and

                  (viii) all other costs and expenses incident to the performance of its obligations hereunder and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 7 and Section 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Offered Debt Securities by them, and any advertising expenses connected with any offers they may make.

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            (g) During the period beginning on the date hereof and continuing to and including the earlier of (i) the termination of the trading restrictions for the Offered Debt Securities, as notified to the Company by the Representatives, and (ii) the Closing Date, the Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company that mature more than nine (9) months after the Closing Date and that are substantially similar to the Offered Debt Securities. The foregoing restriction shall not apply to an issue of debt securities denominated in a currency other than U.S. dollars or to an issue of debt securities at least 90% of which is offered and sold outside the United States.

            (h) The Company will advise the Representatives in writing not later than 3:30 p.m., New York City time, on the second Business Day prior to the Closing Date of the names of any investors with which the making of Delayed Delivery Contracts has been approved by the Company and the principal amount of any Contract Offered Debt Securities to be covered by each such Delayed Delivery Contract.

            (i) If it appears that all of the Offered Debt Securities will not have been sold by the Underwriters before July 26, 2009, prior to such date the Company will file a new shelf registration statement and take any other action necessary to permit the public offering of the Offered Debt Securities to continue without interruption; references in this Agreement to the Registration Statement shall include the new registration statement after it has become effective.

            (j) If the Representatives so request, the Company will prepare a final term sheet relating to the offering of the Offered Debt Securities containing information that describes the final terms of the Offered Debt Securities and the offering, in a form consented to by the Representatives, and will file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established.

      6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Offered Debt Securities will be subject to the accuracy, at and as of the Closing Date, in all material respects, of the representations and warranties on the part of the Company herein, to the accuracy, in all material respects, of the statements of Company officers made pursuant to the provisions hereof, to the performance, in all material respects, by the Company of its obligations hereunder and to the following additional conditions:

            (a) Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission or, to the knowledge of the executive officers of the Company, shall be contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives.

            (b) Since the respective dates as of which information is given in the Time of Sale Prospectus, there shall not have occurred any material change in or affecting the business, properties or financial condition of the Company or its material subsidiaries which, in the judgment of the Representatives, materially impairs the investment quality of the Offered Debt Securities.

            (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any of the following:

                  (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, if the effect of any such event, in the reasonable judgment of the Representatives, is to make it impracticable or inadvisable to market the Offered Debt Securities on the terms and in the manner contemplated in the Time of Sale Prospectus as amended or supplemented or the Prospectus as amended or supplemented;

                  (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities;

                  (iii) any downgrading in the rating accorded the Company's senior debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act;

                  (iv) the suspension in trading in the securities of the Company on any national securities exchange or quotation system on which they are listed or quoted, if the effect of such event in the reasonable judgment of the Representatives is to make it impracticable or inadvisable to market the Offered Debt Securities on the terms and in the manner contemplated in the Time of Sale Prospectus as amended or supplemented or the Prospectus as amended or supplemented; or

                  (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, other than any such outbreak, escalation or declaration that does not represent a significant departure from the conditions that exist on the date hereof, if the effect of any such event in the reasonable judgment of the Representatives is to make it impracticable or inadvisable to market the Offered Debt Securities on the terms and in the manner contemplated in the Time of Sale Prospectus as amended or supplemented or the Prospectus as amended or supplemented.

            (d) The Representatives shall have received an opinion or opinions of Jack R. Erkilla, Esq., Deputy General Counsel of the Company, or such other counsel as shall be acceptable to the Representatives, dated the Closing Date, to the effect that:

                  (i) The Company is a corporation duly incorporated and validly existing under the laws of the State of Indiana, and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Time of Sale Prospectus and the Prospectus as amended or supplemented and to enter into and perform its obligations under, or as contemplated under, this Agreement;

                  (ii) Each of the subsidiaries of the Company has been duly incorporated and is validly existing as a business corporation or an insurer, as the case may be, and is in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Time of Sale Prospectus and the Prospectus as amended or supplemented; provided, however, that "good standing" means with respect to any subsidiary incorporated under the laws of the State of Indiana, that such subsidiary has filed its most recent biennial report required by the laws of the State of Indiana and Articles of Dissolution have not been filed in the State of Indiana with respect to such subsidiary; to the knowledge of such counsel, the Company and each of its subsidiaries has been duly qualified as a foreign corporation for the transaction of business or licensed to transact business as an insurance company, as the case may be, and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial properties, or conducts business, and where the failure so to qualify and be in good standing would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole; all of the outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and (except for any directors' qualifying shares) are owned, directly or indirectly, by the Company, free and clear of all liens and encumbrances; and, to the knowledge of such counsel, the Company and each of its subsidiaries has all required authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (including, without limitation, each insurance regulatory authority having jurisdiction over the Company or any insurance subsidiary of the Company) to own, lease and operate its properties and to conduct its business as described in the Time of Sale Prospectus and the Prospectus as amended or supplemented, except such authorizations, approvals, orders, licenses, certificates and permits which, if not obtained, would not have a material adverse effect on the business of the Company and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause
      (ii) upon opinions (in form and substance satisfactory to the Representatives) of local counsel and of counsel for the subsidiaries, such counsel being acceptable to counsel for the Underwriters, copies of which shall be furnished to the Representatives; and in respect of matters of fact upon certificates of public officials or officers of the Company or its subsidiaries, provided that such counsel shall state that he or she believes that he or she is justified in relying upon such opinions);

                  (iii) There are no legal or governmental proceedings pending or, to the knowledge of such counsel, threatened, of a character that are required to be disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus, each as amended or supplemented, other than as disclosed therein; to the knowledge of such counsel, there are no contracts, indentures, mortgages, deeds of trust, loan agreements or other documents of a character required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus, each as amended or supplemented (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein), or to be filed as exhibits to the Registration Statement that are not described and filed as required and all descriptions in the Time of Sale Prospectus and the Prospectus, each as amended or supplemented, of such documents to which the Company or its subsidiaries are a party are accurate in all material respects;

                  (iv) Neither the Company nor any of its subsidiaries is in violation of its articles of incorporation, charter or by-laws or in default in the performance or observance of any contractual obligation known to such counsel, the violation of or default under which has or will have a material adverse effect on the business of the Company and its subsidiaries taken as a whole. The issue and sale of the Offered Debt Securities, the compliance by the Company with all of the provisions of the Offered Debt Securities, the Indenture, each of the Delayed Delivery Contracts, if any, and this Agreement, and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for money borrowed to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (B) result in any violation of (x) the provisions of the Restated Articles of Incorporation, as amended, or the Amended and Restated By-Laws of the Company or (y) any statute, order, rule, regulation, judgement, writ or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, in any manner which, in the case of clauses (A) and (B)(y), would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause (iv) with respect to subsidiaries upon opinions (in form and substance satisfactory to the Representatives) of counsel for the subsidiaries, such counsel being acceptable to counsel for the Underwriters, copies of which shall be furnished to the Representatives, provided that such counsel shall state that he or she believes that he or she is justified in relying upon such opinions);

                  (v) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties is required for the issue and sale of the Offered Debt Securities or the consummation by the Company of the other transactions contemplated by this Agreement, the Indenture, or any Delayed Delivery Contract, except such as may be required under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "Blue Sky" or insurance laws in connection with the public offering of the Offered Debt Securities by the Underwriters;

                  (vi) This Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

                  (vii) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the

      Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (viii) The Offered Debt Securities have been duly authorized and, when executed and authenticated pursuant to the Indenture and issued and delivered against payment therefor pursuant to this Agreement (or, in the case of any Contract Offered Debt Securities, pursuant to the Delayed Delivery Contracts with respect thereto), (A) the Offered Debt Securities will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, are in the form authorized in or pursuant to the Indenture, and conform in all material respects to the description thereof in the Time of Sale Prospectus and the Prospectus as amended or supplemented and (B) each holder of Offered Debt Securities will be entitled to the benefits of the Indenture;

                  (ix) The information in the Time of Sale Prospectus and the Prospectus as amended or supplemented under the captions "Description of Debt Securities", "Certain United States Federal Income Tax Considerations", and "Description of Offered Debt Securities", or any caption purporting to cover such matters, to the extent that such information constitutes matters of law, summaries of legal matters, or legal conclusions, has been reviewed by such counsel and is correct in all material respects;

                  (x) The Indenture is qualified under the Trust Indenture Act;

                  (xi) The Registration Statement is effective under the Securities Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceeding for that purpose has been initiated or threatened by the Commission;

                  (xii) Each part of the Registration Statement (other than the financial statements and supporting schedules included therein and the Statement of Eligibility under the Trust Indenture Act filed as an exhibit thereto, as to which no opinion need be expressed), at the time it became effective, appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the Securities Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder;

                  (xiii) The Company is not, and after giving effect to the issue and sale of the Offered Debt Securities, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                  (xiv) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and supporting schedules included therein, as to which no opinion need be expressed), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; and

                  (xv) Nothing has come to such counsel's attention that would lead such counsel to believe that (A) any part of the Registration Statement (other than the financial statements and supporting schedules contained or incorporated by reference therein or omitted therefrom and the Statement of Eligibility under the Trust Indenture Act filed as an exhibit thereto, as to which such counsel need not comment), when such part became effective or is deemed to have become effective, and if an amendment to the Registration Statement under the Securities Act or an Annual Report on Form 10-K under the Exchange Act has been filed by the Company with the Commission subsequent to the effectiveness of the Initial Registration Statement, then at the time each such amendment became effective and the most recent such Form 10-K was filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Time of Sale Prospectus as of the Applicable Time or the Prospectus as of its date (other than the financial statements and supporting schedules included or incorporated by reference therein or omitted therefrom, as to which such counsel need not comment) included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (C) the Time of Sale Prospectus or the Prospectus (other than the financial statements and supporting schedules included or incorporated by reference therein or omitted therefrom, as to which such counsel need not comment), each as amended or supplemented, if applicable, as of the Closing Date includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      In giving such opinion, such counsel may rely as to matters of New York law upon the opinion of Sidley Austin LLP referred to in Section 6(e).

            (e) The Representatives shall have received from Sidley Austin LLP, counsel for the Underwriters, such opinion, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Debt Securities, the Registration Statement, the Time of Sale Prospectus, the Prospectus, and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In giving such opinion, Sidley Austin LLP may rely as to matters of Indiana law upon the opinion of Jack R. Erkilla, Esq., Deputy General Counsel of the Company (or other counsel licensed to practice in the State of Indiana) referred to in Section 6(d).

            (f) The Representatives shall have received a certificate of the Chairman, the President, or a Vice President and the Treasurer or Assistant Treasurer of the Company, dated the Closing Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, in all material respects, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied, in all material respects, at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission, and that, since the respective dates as of which information is given in the Time of Sale Prospectus and the Prospectus as amended or supplemented there has not been any Material Adverse Change, otherwise than as set forth or contemplated in the Time of Sale Prospectus or the Prospectus as amended or supplemented.

            (g) The Representatives shall have received letters of the independent registered public accounting firm(s) which certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus or any amendment or supplement thereto and the Prospectus as amended or supplemented and/or of such other independent registered public accounting firm(s) as the Company shall have engaged for such purpose, dated the date hereof and the Closing Date, to the effect set forth in Schedule IV hereto. The Company will furnish the Representatives with such confirmed copies of such opinions, certificates, letters and documents as the Representatives reasonably request.

      7. INDEMNIFICATION. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus, the Time of Sale Prospectus (including each component thereof) or any amendment or supplement thereto, any "issuer free writing prospectus" as defined in Rule 433(h) under the Securities Act, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any "issuer free writing prospectus" as defined in Rule 433(h) under the Securities Act, the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto or any other prospectus relating to the Offered Debt Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use therein; and provided further, that the foregoing indemnity agreement with respect to any preliminary prospectus relating to the Offered Debt Securities shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Debt Securities or any person controlling such Underwriter where (i) prior to the Applicable Time the Company shall have notified such Underwriter in writing that such preliminary prospectus contains an untrue statement of a material fact or omits to state therein a material fact necessary to make the statements therein not misleading, (ii) such untrue statement or omission of a material fact was corrected in an amended or supplemented preliminary prospectus relating to the Offered Debt Securities which is a component of the Time of Sale Prospectus and such amended or supplemented preliminary prospectus was provided to such Underwriter by the Company within a reasonable period of time in advance of the Applicable Time,
(iii) the Underwriter did not convey such amended or supplemented preliminary prospectus to such person at or prior to the time of sale (including, without limitation, a contract of sale) of Offered Debt Securities to such person, and
(iv) such losses, claims, damages or liabilities would not have occurred had the Underwriter conveyed such amended or supplemented preliminary prospectus to such person prior to such time of sale.

            (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Time of Sale Prospectus (including each component thereof) or any amendment or supplement thereto, any "issuer free writing prospectus" as defined in Rule 433(h) under the Securities Act, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Time of Sale Prospectus or any amendment or supplement thereto, any "issuer free writing prospectus" as defined in Rule 433(h) under the Securities Act, the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto or any other prospectus relating to the Offered Debt Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as incurred.

            (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action is brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

            (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Debt Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Offered Debt Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by the Underwriters in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Debt Securities purchased by or through such Underwriter were sold exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of each Underwriter under this Section 7 shall be in addition to any liability which such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

      8. DEFAULTS OF UNDERWRITERS. (a) If any Underwriter shall default in its obligation to purchase Underwriters' Offered Debt Securities which it has agreed to purchase hereunder, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters' Offered Debt Securities on the terms contained herein. If within twenty-four hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriters' Offered Debt Securities, then the Company shall be entitled to a further period of twenty-four hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Underwriters' Offered Debt Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Underwriters' Offered Debt Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Underwriters' Offered Debt Securities, the Representatives or the Company shall have the right to postpone the Closing Date for the Underwriters' Offered Debt Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Time of Sale Prospectus or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement, the Time of Sale Prospectus or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to this Agreement.

            (b) If, after giving effect to any arrangements for the purchase of the Underwriters' Offered Debt Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection
(a) above, the aggregate principal amount of such Underwriters' Offered Debt Securities which remains unpurchased does not exceed ten percent of the aggregate principal amount of the Offered Debt Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Underwriters' Offered Debt Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of the Offered Debt Securities which such Underwriter agreed to purchase hereunder) of the Underwriters' Offered Debt Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default. The respective commitments of the Underwriters for purposes of this Section 8 shall be determined without regard to reduction in the respective Underwriters' obligations to purchase the principal amounts of the Offered Debt Securities set forth opposite their names in Schedule II hereto as a result of Delayed Delivery Contracts, if any, entered into by the Company.

            (c) If, after giving effect to any arrangements for the purchase of the Underwriters' Offered Debt Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection
(a) above, the aggregate principal amount of Underwriters' Offered Debt Securities which remains unpurchased exceeds ten percent of the aggregate principal amount of the Offered Debt Securities as determined as set forth in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Underwriters' Offered Debt Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 5(f) hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties, and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or any controlling person of any Underwriter or the Company or any of its officers or directors or any controlling person, and will survive delivery of and payment for the Offered Debt Securities.

      10. NOTICES. All communications hereunder will be in writing, and, if sent to the Underwriters, will be mailed or delivered and confirmed to the Representatives at the address set forth in Schedule I or, if sent to the Company, will be mailed or delivered and confirmed to it at 601 N.W. Second Street, Evansville, Indiana 47708, Facsimile Transmission No. (812) 468-5352,
Attention: Treasurer; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed or delivered to such Underwriter at its address furnished to the Company by such Underwriter.

      11. SUCCESSORS. This Underwriting Agreement will inure solely to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in
Section 7 hereof, and no other person will have any right or obligation hereunder. No purchaser of the Offered Debt Securities from any Underwriter shall be deemed a successor or assign merely by reason of such purchase.

      12. REPRESENTATION. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

      13. TERMINATION. If for any reason, other than the occurrence of an event described in Section 6(c), Underwriters' Offered Debt Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) approved in writing by the Representatives reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Offered Debt Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Offered Debt Securities except as provided in
Section 5(f) and Section 7 hereof.

      14. ADDITIONAL ACKNOWLEDGEMENTS. The Company acknowledges that in connection with the offering and sale of the Offered Debt Securities: (a) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (b) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (c) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Offered Debt Securities.

      15. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

      16. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be an original, but all such respective counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us four counterparts hereof, whereupon this letter will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                     Very truly yours,

                                     AMERICAN GENERAL FINANCE CORPORATION

                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

[NAME[S]]


By:
    --------------------------------
    Name:
    Title:

                                   SCHEDULE I

Title of Offered Debt              [--%] [Floating Rate] [Zero Coupon] Senior
Securities:                        [Notes] due

Form:                              [Global Security-Book
                                   Entry][Certificated][Bearer]

Aggregate Principal Amount:        [$] --

Registration Statement No.:        --

Price to Public:                   --% of the principal amount of the Offered
                                   Debt Securities, plus accrued interest [, if any,] from -- to the date of payment and delivery [and accrued amortization, if any, from -- to the date of payment and delivery]

Purchase Price by                  --% of the principal amount of the Offered
Underwriters:                      Debt Securities, plus accrued interest [,
                                   if any,] from -- to the date of payment
                                   and delivery [and accrued amortization, if any, from -- to the date of payment and delivery]

Specified Funds for Payment
of Purchase Price:                 [New York] Clearing House funds

Indenture:                         Indenture dated as of May 1, 1999 between
                                   the Company and Wilmington Trust Company
                                   (successor trustee to Citibank, N.A.), as Trustee

Maturity:                          --

Interest Rate:                     [--%] [Zero Coupon] [See Floating Rate
                                   Provisions]

Interest Payment Dates:            [months and dates]

Interest Record Dates:             --

Redemption Provisions:             [No provisions for redemption]

                                   [The Offered Debt Securities may be
                                   redeemed, [otherwise than through the
                                   sinking fund,] in whole or in part, at the option of the Company, in the amount of -- or an integral multiple thereof, [on or after --, at the following redemption prices (expressed in percentages of principal amount). If [redeemed on or before --, --%, and if] redeemed during the 12-month period beginning

                                           Year            Redemption Price
                                            --                    --
                                   and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.] [on any interest payment date falling on or after --, at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

                                   [Other possible redemption provisions,
                                   such as mandatory redemption upon
                                   occurrence of certain events or redemption for changes in tax law]

                                   [Restriction on refunding]

Repayment Provisions:              [None][Offered Debt Securities are
                                   repayable on --, at the option of the
                                   holder, at their principal amount with
                                   accrued interest.]


                              Schedule I-1

Sinking Fund Provisions:           [No sinking fund provisions]

                                   [The Offered Debt Securities are entitled to the benefit of a sinking fund to retire $-- principal amount of Offered Debt Securities on -- in each of the years -- through -- at 100% of their principal amount plus accrued interest] [, together with [cumulative] [non-cumulative] redemptions at the option of the Company to retire an additional $-- principal amount of Offered Debt Securities in the years -- through -- at 100% of their principal amount plus accrued interest].

[If Securities are Extendable      The Offered Debt Securities are repayable
Debt Securities, insert            on --, [insert date and years], at the
Extendable Provisions:             option of the holder, at their principal
                                   amount with accrued interest.  Initial
                                   annual interest rate will be --%, and
                                   thereafter annual interest rate will be
                                   adjusted on --, and -- to a rate not less than --% of the effective annual interest rate on U.S. Treasury obligations with ---year maturities as of the [insert date
                                   15 days prior to maturity date] prior to such [insert maturity date]].

[If Securities are Floating        Initial annual interest rate will be --%
Rate Debt Securities, insert       through -- [and thereafter will be
Floating Rate Provisions:          adjusted [MONTHLY][QUARTERLY][SEMI-ANNUALLY]
                                   [on each --, -- and --] [to an annual rate of --% above the average rate for ---year
                                   [month] [securities] [certificates of
                                   deposit] issued by -- and -- [insert names of banks].] [and the annual interest rate
                                   [thereafter] [from -- through --] will be the interest yield equivalent of the weekly average per annum market discount rate for ---month Treasury bills plus --% of Interest Differential (the excess, if any, of (i) then current weekly average per annum secondary market yield for ---month certificates of deposit over (ii) then current interest yield equivalent of the weekly average per annum market discount rate for ---month Treasury bills); [from -- and thereafter the rate will be the then current interest yield equivalent plus --% of Interest
                                   Differential].]

Authorized Denominations:          --

Time of Sale Prospectus:           Prospectus, dated --, 20--

                                   [Preliminary Prospectus Supplement, dated
                                   --, 20--, relating to the Offered Debt
                                   Securities]

                                   [Final Term Sheet, dated --, 20--,
                                   containing a description of the final
                                   terms of the Offered Debt Securities]

                                   [Any free writing prospectuses containing a description of terms that does not reflect final terms, if the Time of Sale Prospectus does not include a Final Term Sheet]

                                   [Any other free writing prospectuses filed by the Company under Rule 433(d) of the Securities Act]

                                   [Any orally communicated pricing
                                   information, if a Final Term Sheet is not used]

Original Issue Date:               --

Time of Delivery:                  --

Closing Location:                  --


                              Schedule I-2

Names and Addresses of             Designated Representatives:
Representatives:                   Address for Notices, etc.:

Delayed Delivery:                  [None][Underwriters' commissions shall be
                                   --% of the principal amount of Debt
                                   Securities for which Delayed Delivery
                                   Contracts have been entered into.  Such
                                   commission shall be payable to the order of --.]

[Other Terms]                      --


                              Schedule I-3

                                   SCHEDULE II

                                                                                         PRINCIPAL
                                                                                         AMOUNT OF
                                                                                        OFFERED DEBT
                                                                                      SECURITIES TO BE
                                   UNDERWRITERS                                          PURCHASED
                                   ------------                                          ---------
[Name(s) of Representative(s)]..................................................
[Name(s) of Underwriter(s)].....................................................



                                                                                    ---------------------
Total...........................................................................    $
                                                                                    =====================


                                  Schedule II-1

                                  SCHEDULE III

                            DELAYED DELIVERY CONTRACT

             (Three copies of this Delayed Delivery Contract should
                be signed and returned to the address shown below
                    so as to arrive not later than 9:00 A.M.,
                       New York Time, on         , 20--.)

                                                                        --, 20--

AMERICAN GENERAL FINANCE CORPORATION
c/o [Name and Address of Representatives]

Attention:

Ladies and Gentlemen:

      The undersigned hereby agrees to purchase from American General Finance Corporation (hereinafter called the "COMPANY"), and the Company agrees to sell to the undersigned, [if one delayed closing, insert - as of the date hereof, for delivery on --, 20-- (the "DELIVERY DATE")] $-- principal amount of the Company's [state title of Offered Debt Securities] (hereinafter called "DEBT SECURITIES"), offered by the Company's Time of Sale Prospectus relating thereto, receipt of a copy of which is hereby acknowledged, at --% of the principal amount of the Debt Securities so purchased plus accrued interest, if any, from --, 20--, [and accrued amortization, if any, from ?, 20?] to the Delivery Date and on the further terms and conditions set forth in this Delayed Delivery Contract ("CONTRACT").

      [If two or more delayed Closings, insert the following:

      The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Debt Securities in the principal amounts set forth below

         DELIVERY DATE                            PRINCIPAL AMOUNT
         -------------                            ----------------

      Each of such delivery dates is hereinafter referred to as a "DELIVERY DATE".]

      Payment for Debt Securities which the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to the Company by wire transfer of immediately available funds to a bank account specified by the Company, on [the] [such] Delivery Date upon delivery to the undersigned of the Debt Securities to be purchased by the undersigned - for delivery on such Delivery Date - in definitive form and in such denominations and registered in such names as the undersigned may designate by written communication addressed to the Company not less than three full business days prior to [the] [such] Delivery Date.

      It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Debt Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Debt Securities on [the] [each] Delivery Date shall be subject only to the conditions that (A) investment in the Debt Securities shall not at [the] [such] Delivery Date be prohibited under the laws of any jurisdiction [in the United States] to which the undersigned is subject and which governs such investment and (B) the


                                 Schedule III-1

Company shall have sold to the Underwriters the total principal amount of the Debt Securities less the principal amount thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Debt Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment. Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect.

      This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other. This Contract shall be governed by and construed in accordance with the laws of the State of New York.

      The obligation of the undersigned to take delivery of and make payment for Debt Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Debt Securities pursuant to other contracts similar to this Contract.

      It is understood that the acceptance of any Delayed Delivery Contract (including this Contract) is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                  Very truly yours,

                                  [Name of Purchaser]

                                  By:
                                       -----------------------------------------
                                       Title:
                                       Address:
                                       Telephone No.:

Accepted, as of the above date.

AMERICAN GENERAL FINANCE CORPORATION

By:
    -------------------------------
    Name:
    Title:


                                 Schedule III-2

                                   SCHEDULE IV

      Pursuant to Section 6(g) of the Underwriting Agreement, the accountants shall provide comfort letters to the effect that:

      (i) They are an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission;

      (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited by them and included or incorporated by reference in the Registration Statement as amended, the Time of Sale Prospectus and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act or the Exchange Act, as applicable, and the related rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the Public Company Accounting Oversight Board ("PCAOB") of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letters, as indicated in their reports thereon, copies of which have been separately furnished to the representative or representatives of the Underwriters (the "REPRESENTATIVES"), such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives;

      (iii) They have made a review in accordance with standards established by the PCAOB of the unaudited condensed consolidated statements of income, consolidated balance sheets, consolidated statements of cash flows and consolidated statements of comprehensive income included in the Time of Sale Prospectus and the Prospectus and/or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference into the Time of Sale Prospectus and the Prospectus; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (v)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related rules and regulations adopted by the Commission;

      (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Time of Sale Prospectus and the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

      (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Prospectus and the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letters, nothing came to their attention that caused them to believe that:

      A. (i) the unaudited condensed consolidated statements of income, consolidated balance sheets, consolidated statements of cash flows and consolidated statements of comprehensive income included and/or incorporated by reference in the Time of Sale Prospectus and the Prospectus and included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Time of Sale


                                  Schedule IV-1

Prospectus and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets, consolidated statements of cash flows and consolidated statements of comprehensive income included in the Time of Sale Prospectus and the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Time of Sale Prospectus and the Prospectus for them to be in conformity with generally accepted accounting principles;

      B. any other unaudited income statement data and balance sheet items included in the Time of Sale Prospectus and the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

      C. the unaudited financial statements which were not included in the Time of Sale Prospectus and the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Time of Sale Prospectus and the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

      D. any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Time of Sale Prospectus and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

      E. as of a specified date not more than five days prior to the date of the letter, there have been any changes in the consolidated capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries, or as of the end of the latest period for which financial statements are available, any decreases in consolidated net assets, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Time of Sale Prospectus and the Prospectus, except in each case for changes, increases or decreases which the Time of Sale Prospectus and the Prospectus discloses have occurred or may occur or which are described in such letter; and

      F. for the period from the date of the latest financial statements included or incorporated by reference in the Time of Sale Prospectus and the Prospectus to the end of the last period for which financial statements are available there were any decreases in consolidated total revenues or the total amount of consolidated income before extraordinary items or consolidated net income of the Company and its subsidiaries in each case as compared with the comparable period of the preceding year, except in each case for increases or decreases which the Time of Sale Prospectus and Prospectus discloses have occurred or may occur or which are described in such letters; and

      (vi) In addition to the audit referred to in their report(s) included or incorporated by reference in the Time of Sale Prospectus and the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (v) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Time of Sale Prospectus and the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement as amended specified by the Representatives or in documents incorporated by reference in the Time of Sale Prospectus and the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and


                                  Schedule IV-2
financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

      All references in this Schedule IV to the Prospectus shall be deemed to refer to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as defined in the Underwriting Agreement. All references in this Schedule IV to the Time of Sale Prospectus shall be deemed to refer to the Time of Sale Prospectus and any amendment or supplement thereto (including the documents incorporated by reference therein) as defined in the Underwriting Agreement.


                                  Schedule IV-3